                                                                      Exhibit 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Kevin J. Dell, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable The BISYS Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $.02 ("Common Stock"), to be offered and sold pursuant to the Company's 2003 Employee Stock Purchase Plan and 2004 Employee Stock Purchase Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on an appropriate form covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 12th day of February, 2004.

                                         /s/Russell P. Fradin
                                         ---------------------------
                                         Name:   Russell P. Fradin
                                         Title:  Director, President and
                                                 Chief Executive Officer

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Russell P. Fradin and Kevin J. Dell, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable The BISYS Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $.02 ("Common Stock"), to be offered and sold pursuant to the Company's 2003 Employee Stock Purchase Plan and 2004 Employee Stock Purchase Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on an appropriate form covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 12th day of February, 2004.

                                         /s/James L. Fox
                                         ---------------------------
                                         Name:   James L. Fox
                                         Title:  Executive Vice President and
                                                 Chief Financial Officer

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Russell P. Fradin and Kevin J. Dell, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable The BISYS Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $.02 ("Common Stock"), to be offered and sold pursuant to the Company's 2003 Employee Stock Purchase Plan and 2004 Employee Stock Purchase Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on an appropriate form covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 12th day of February, 2004.

                                         /s/Denis A. Bovin
                                         ---------------------------
                                         Name:   Denis A. Bovin
                                         Title:  Director

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Russell P. Fradin and Kevin J. Dell, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable The BISYS Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $.02 ("Common Stock"), to be offered and sold pursuant to the Company's 2003 Employee Stock Purchase Plan and 2004 Employee Stock Purchase Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on an appropriate form covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 12th day of February, 2004.

                                         /s/Robert J. Casale
                                         ---------------------------
                                         Name:   Robert J. Casale
                                         Title:  Director

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Russell P. Fradin and Kevin J. Dell, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable The BISYS Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $.02 ("Common Stock"), to be offered and sold pursuant to the Company's 2003 Employee Stock Purchase Plan and 2004 Employee Stock Purchase Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on an appropriate form covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 12th day of February, 2004.

                                         /s/Thomas A. Cooper
                                         ---------------------------
                                         Name:   Thomas A. Cooper
                                         Title:  Director

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Russell P. Fradin and Kevin J. Dell, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable The BISYS Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $.02 ("Common Stock"), to be offered and sold pursuant to the Company's 2003 Employee Stock Purchase Plan and 2004 Employee Stock Purchase Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on an appropriate form covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 12th day of February, 2004.

                                         /s/Lynn J. Mangum
                                         ---------------------------
                                         Name:   Lynn J. Mangum
                                         Title:  Director and Chairman

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Russell P. Fradin and Kevin J. Dell, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable The BISYS Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $.02 ("Common Stock"), to be offered and sold pursuant to the Company's 2003 Employee Stock Purchase Plan and 2004 Employee Stock Purchase Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on an appropriate form covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 12th day of February, 2004.

                                         /s/Paula G. McInerney
                                         ---------------------------
                                         Name:   Paula G. McInerney
                                         Title:  Director

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Russell P. Fradin and Kevin J. Dell, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable The BISYS Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $.02 ("Common Stock"), to be offered and sold pursuant to the Company's 2003 Employee Stock Purchase Plan and 2004 Employee Stock Purchase Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on an appropriate form covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 12th day of February, 2004.

                                         /s/Thomas E. McInerney
                                         ---------------------------
                                         Name:   Thomas E. McInerney
                                         Title:  Director

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Russell P. Fradin and Kevin J. Dell, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable The BISYS Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $.02 ("Common Stock"), to be offered and sold pursuant to the Company's 2003 Employee Stock Purchase Plan and 2004 Employee Stock Purchase Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on an appropriate form covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 12th day of February, 2004.

                                         /s/Joseph J. Melone
                                         ---------------------------
                                         Name:   Joseph J. Melone
                                         Title:  Director